UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

Zenergy Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55771	20-8881686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Granite Parkway, Suite #200, Plano, Texas 75024

(Address of principal executive offices)

469-228-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective on July 22, 2019, Zenergy Brands, Inc. (the “Company”, “we” and “us”), with the recommendation and approval of the Board of Directors of the Company, dismissed Evans & Knauth, LLP (“E&K”) as its independent registered public accounting firm for the reasons described in Item 4.02, below. On July 29, 2019, the Company engaged MaloneBailey LLP (“MaloneBailey”), as its independent registered public accounting firm.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) E&K’s reports on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Company’s ability to continue as a going concern.

(b) During the fiscal year ended December 31, 2018 and through July 22, 2019 (the date of the dismissal of E&K), there were no disagreements with E&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to E&K’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal year ended December 31, 2018 and through July 22, 2019, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c) During the fiscal year ended December 31, 2018 and through July 29, 2019, the Company did not consult with MaloneBailey with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements and either a written report was provided to the Company or oral advice was provided that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&K with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated July 31, 2019, is filed as Exhibit 16.1 to this Report.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On July 22, 2019, the Company became aware of the fact that E&K, who had purportedly audited the Company’s December 31, 2018 financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and had stated in its audit report as included with our financial statements for the year ended December 31, 2018, as filed in our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), and in prior correspondence with the Company, that it was “registered with” the PCAOB, was in fact, not registered with the PCAOB and had not been registered with the PCAOB during the entire period of engagement.

As a result of the above, the Board of Directors of the Company determined to dismiss E&K as its independent auditor, as discussed above in Item 4.01, and further concluded that the Company’s previously issued financial statements for the year ended December 31, 2018 as included in the Annual Report, and the quarters ended June 30, 2018, September 30, 2018 and March 31, 2019, which were included in the Company’s quarterly reports for the same periods, which were audited and reviewed by E&K, respectively, could no longer be relied upon, because such financial statements were not audited or reviewed, respectively, by a PCAOB registered auditing firm in accordance with the rules of the Securities and Exchange Commission.

The Company expects to file an amended Annual Report as soon as practicable to include PCAOB audited financial statements for the year ended December 31, 2018, to be audited by MaloneBailey, and to include the audit opinion of its prior auditor in connection with audit of the Company’s December 31, 2017 financial statements (which was mistakenly left out of the original filing) and to further amend the Form 10-Q’s for the quarters ended June 30, 2018, September 30, 2018 and March 31, 2019, to include financial statements reviewed by MaloneBailey, a PCAOB approved auditor.

The Board of Directors of the Company discussed these matters with E&K prior to their dismissal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1*	Letter to Securities and Exchange Commission from Evans & Knauth, LLP, dated July 31, 2019

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zenergy Brands, Inc.

By:	/s/ Alex Rodriguez
Name:	Alex Rodriguez
Title:	Chief Executive Officer

Date: July 31, 2019

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1*	Letter to Securities and Exchange Commission from Evans & Knauth, LLP, dated July 31, 2019

* Filed herewith.